                                                                    EXHIBIT 99.1

                       CERTIFICATES FOR HOME EQUITY LOANS
                                  SERIES 2002-C

             INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in July 2002, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated July 2, 2002 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated July 2, 2002.

              Geographical Distribution of Mortgaged Properties--
                                 Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
                                     Cut-off Date       as of Cut-off Date       Cut-off Date
                                     ------------       -------------------     -------------
Alabama ............................        59            $  3,793,799.47             1.64%
Arizona ............................       111               8,981,013.15             3.88
Arkansas ...........................        32               1,669,883.95             0.72
California .........................       247              25,010,386.10            10.82
Colorado ...........................        32               2,981,483.79             1.29
Connecticut ........................        80               6,677,905.26             2.89
Delaware ...........................         8                 734,007.53             0.32
District of Columbia ...............        10                 322,081.15             0.14
Florida ............................       218              18,248,144.04             7.89
Georgia ............................        99               7,138,028.45             3.09
Idaho ..............................         2                  64,800.00             0.03
Illinois ...........................       106               7,346,236.70             3.18
Indiana ............................        59               4,237,663.98             1.83
Iowa ...............................        64               4,215,817.79             1.82
Kansas .............................        25               1,364,448.87             0.59
Kentucky ...........................        32               2,047,008.88             0.89
Louisiana ..........................        27               1,701,492.76             0.74
Maine ..............................         7                 797,391.70             0.34
Maryland ...........................        45               3,372,607.23             1.46
Massachusetts ......................        38               4,680,652.13             2.02
Michigan ...........................       152              12,022,673.17             5.20
Minnesota ..........................       111               7,568,972.99             3.27
Mississippi ........................        31               1,894,339.65             0.82
Missouri ...........................        80               4,975,713.88             2.15
Montana ............................         2                  98,293.16             0.04
Nebraska ...........................        25               1,517,015.72             0.66
Nevada .............................        35               2,565,147.00             1.11
New Hampshire ......................         7                 701,124.50             0.30
New Jersey .........................        77               6,781,830.75             2.93
New Mexico .........................        11                 810,448.14             0.35
New York ...........................       121              13,715,016.30             5.93
North Carolina .....................        54               4,881,528.53             2.11
North Dakota .......................         5                 197,596.84             0.09
Ohio ...............................       124               8,803,854.13             3.81
Oklahoma ...........................        41               2,317,130.54             1.00
Oregon .............................         6                 368,557.38             0.16
Pennsylvania .......................        81               5,044,780.87             2.18
Rhode Island .......................        20               1,955,622.58             0.85
South Carolina .....................        62               5,481,713.64             2.37
South Dakota .......................         4                 141,238.03             0.06
Tennessee ..........................        63               4,151,954.88             1.80
Texas ..............................       374              23,497,736.99            10.16
Utah ...............................        12               1,016,227.63             0.44
Vermont ............................         5                 299,262.33             0.13
Virginia ...........................        83               6,265,753.99             2.71
Washington .........................        37               3,587,579.88             1.55
West Virginia ......................         8                 539,985.20             0.23
Wisconsin ..........................        68               4,275,969.38             1.85
Wyoming ............................         5                 307,573.59             0.13
Unknown.............................         1                  21,840.00             0.01
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

                       Years of Origination--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Year of Origination                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
1997 ...............................         7            $    175,952.84             0.08%
1998 ...............................        11                 420,125.58             0.18
1999 ...............................         2                 119,664.01             0.05
2000 ...............................         3                 249,177.93             0.11
2001 ...............................       212              15,165,264.59             6.56
2002 ...............................     2,771             215,061,149.65            93.02
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

              Distribution of Original Loan Amounts--Group I Loans

                                                                                      % of Group I
                                                                                        Loans by
                                                                                       Outstanding
                                             Number of        Aggregate Principal       Principal
                                            Loans as of       Balance Outstanding     Balance as of
Original Loan Amount (in Dollars)          Cut-off Date       as of Cut-off Date       Cut-off Date
--------------------------------           ------------       -------------------     -------------
$ 10,000.00 to $ 19,999.99 ...............       224            $  3,420,153.40             1.48%
$ 20,000.00 to $ 29,999.99 ...............       348               8,637,606.14             3.74
$ 30,000.00 to $ 39,999.99 ...............       356              12,287,886.70             5.32
$ 40,000.00 to $ 49,999.99 ...............       298              13,312,096.56             5.76
$ 50,000.00 to $ 59,999.99 ...............       280              15,213,735.63             6.58
$ 60,000.00 to $ 69,999.99 ...............       245              15,737,656.71             6.81
$ 70,000.00 to $ 79,999.99 ...............       192              14,349,385.22             6.21
$ 80,000.00 to $ 89,999.99 ...............       159              13,363,399.95             5.78
$ 90,000.00 to $ 99,999.99 ...............       159              14,957,762.30             6.47
$100,000.00 to $109,999.99 ...............       109              11,418,202.11             4.94
$110,000.00 to $119,999.99 ...............        86               9,868,104.17             4.27
$120,000.00 to $129,999.99 ...............        80               9,940,290.34             4.30
$130,000.00 to $139,999.99 ...............        80              10,735,714.54             4.64
$140,000.00 to $149,999.99 ...............        65               9,373,450.48             4.05
$150,000.00 to $159,999.99 ...............        54               8,318,013.58             3.60
$160,000.00 to $169,999.99 ...............        48               7,873,441.17             3.41
$170,000.00 to $179,999.99 ...............        31               5,369,483.71             2.32
$180,000.00 to $189,999.99 ...............        28               5,128,421.24             2.22
$190,000.00 to $199,999.99 ...............        19               3,696,666.84             1.60
$200,000.00 to $209,999.99 ...............        22               4,476,416.76             1.94
$210,000.00 to $219,999.99 ...............        19               4,058,834.46             1.76
$220,000.00 to $229,999.99 ...............        17               3,813,343.46             1.65
$230,000.00 to $239,999.99 ...............         9               2,115,108.61             0.91
$240,000.00 to $249,999.99 ...............         7               1,715,002.06             0.74
$250,000.00 to $259,999.99 ...............        12               3,039,902.63             1.31
$260,000.00 to $269,999.99 ...............         7               1,850,790.45             0.80
$270,000.00 to $279,999.99 ...............         9               2,454,283.62             1.06
$280,000.00 to $289,999.99 ...............         5               1,413,764.84             0.61
$290,000.00 to $299,999.99 ...............         7               2,050,532.40             0.89
$300,000.00 to $309,999.99 ...............         1                 299,575.25             0.13
$310,000.00 to $319,999.99 ...............         6               1,888,246.49             0.82
$320,000.00 to $329,999.99 ...............         3                 964,133.78             0.42
$330,000.00 to $339,999.99 ...............         2                 673,500.00             0.29
$340,000.00 to $349,999.99 ...............         4               1,377,796.52             0.60
Greater than or Equal to $350,000,00.00 ..        15               5,998,632.48             2.59
                                               -----            ---------------           ------
Total ....................................     3,006            $231,191,334.60           100.00%
                                               =====            ===============           ======

                            Loan Rates--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Range of Loan Rates                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 3.01% to  4.00% ...................         2            $    172,425.59             0.07%
 4.01% to  5.00% ...................         4                 325,591.64             0.14
 5.01% to  6.00% ...................         5                 383,121.13             0.17
 6.01% to  7.00% ...................        11               1,278,498.20             0.55
 7.01% to  8.00% ...................        34               4,406,623.46             1.91
 8.01% to  9.00% ...................        75               7,577,689.36             3.28
 9.01% to 10.00% ...................       107              10,694,730.45             4.63
10.01% to 11.00% ...................       296              29,909,515.10            12.94
11.01% to 12.00% ...................       549              48,527,248.07            20.99
12.01% to 13.00% ...................       726              60,035,378.78            25.97
13.01% to 14.00% ...................       526              35,411,805.48            15.32
14.01% to 15.00% ...................       488              25,578,481.46            11.06
15.01% to 16.00% ...................       125               5,030,424.26             2.18
16.01% to 17.00% ...................        41               1,513,536.75             0.65
17.01% to 18.00% ...................        11                 266,703.19             0.12
18.01% to 19.00% ...................         4                  49,617.74             0.02
19.01% to 20.00% ...................         1                  19,982.44             0.01
20.01% to 21.00% ...................         1                   9,961.50                *
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

----------
* Indicates a number that is greater than zero but less than 0.005% of the Pool Scheduled Principal Balance.

                   Remaining Months to Maturity--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
Months Remaining to                    Number of        Aggregate Principal       Principal
Scheduled Maturity                    Loans as of       Balance Outstanding     Balance as of
as of Cut-off Date                   Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
  1 to  60 .........................        18            $    517,756.82             0.22%
 61 to 120 .........................       152               5,673,307.07             2.45
121 to 180 .........................       536              27,690,850.73            11.98
181 to 240 .........................       655              31,144,827.60            13.47
241 to 300 .........................       203              15,073,238.71             6.52
301 to 360 .........................     1,442             151,091,353.67            65.35
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

                          Lien Position--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Position                             Cut-off Date       as of Cut-off Date       Cut-off Date
--------                             ------------       -------------------     -------------
First ..............................     1,903            $180,594,518.11            78.11%
Second .............................     1,097              50,297,110.11            21.76
Third ..............................         6                 299,706.38             0.13
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

                   Combined Loan-to-Value Ratio--Group I Loans

                                                                                % of Group I
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Combined Loan-to-Value Ratio         Cut-off Date       as of Cut-off Date       Cut-off Date
----------------------------         ------------       -------------------     -------------
 5.001% to  10.000% ................         3            $     91,936.46             0.04%
10.001% to  15.000% ................         5                 113,493.51             0.05
15.001% to  20.000% ................         4                 141,776.88             0.06
20.001% to  25.000% ................         8                 226,070.81             0.10
25.001% to  30.000% ................        15                 796,149.97             0.34
30.001% to  35.000% ................        13                 429,496.99             0.19
35.001% to  40.000% ................        14                 511,297.10             0.22
40.001% to  45.000% ................        19                 866,725.78             0.37
45.001% to  50.000% ................        27               1,134,215.16             0.49
50.001% to  55.000% ................        29               1,320,082.14             0.57
55.001% to  60.000% ................        46               3,024,910.82             1.31
60.001% to  65.000% ................        54               3,423,708.10             1.48
65.001% to  70.000% ................       113               8,534,727.85             3.69
70.001% to  75.000% ................       189              14,336,076.79             6.20
75.001% to  80.000% ................       406              33,446,476.91            14.47
80.001% to  85.000% ................       294              25,157,737.60            10.88
85.001% to  90.000% ................       495              43,060,532.61            18.63
90.001% to  95.000% ................       524              42,633,242.35            18.44
95.001% to 100.000% ................       748              51,942,676.77            22.47
                                         -----            ---------------           ------
Total ..............................     3,006            $231,191,334.60           100.00%
                                         =====            ===============           ======

              Geographical Distribution of Mortgaged Properties--
                                 Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
                                     Cut-off Date       as of Cut-off Date       Cut-off Date
                                     ------------       -------------------     -------------
Alabama ............................        38            $  4,009,972.40             2.39%
Arizona ............................        59               7,532,506.47             4.48
Arkansas ...........................        11                 707,927.69             0.42
California .........................        64              13,249,038.98             7.88
Colorado ...........................        20               2,905,501.51             1.73
Connecticut ........................        31               4,858,869.59             2.89
Delaware ...........................         1                 144,690.77             0.09
Florida ............................       127              15,372,671.86             9.15
Georgia ............................        90              11,795,546.94             7.02
Idaho ..............................         2                 219,461.47             0.13
Illinois ...........................        58               8,109,284.19             4.83
Indiana ............................        31               2,329,469.59             1.39
Iowa ...............................        51               4,214,686.36             2.51
Kansas .............................        11                 699,503.07             0.42
Kentucky ...........................        21               1,903,645.39             1.13
Louisiana ..........................        10                 632,415.19             0.38
Maine ..............................         7                 532,844.75             0.32
Maryland ...........................        20               2,621,645.29             1.56
Massachusetts ......................        14               2,547,541.43             1.52
Michigan ...........................        53               4,168,249.68             2.48
Minnesota ..........................        62               7,692,361.11             4.58
Mississippi ........................         8                 484,065.86             0.29
Missouri ...........................        51               4,270,856.82             2.54
Montana ............................         1                  51,301.10             0.03
Nebraska ...........................         9                 586,610.47             0.35
Nevada .............................        18               2,611,774.84             1.55
New Hampshire ......................         4                 422,076.05             0.25
New Jersey .........................        29               3,895,239.23             2.32
New Mexico .........................         5                 852,612.28             0.51
New York ...........................        21               1,455,400.22             0.87
North Carolina .....................        30               3,486,795.21             2.08
North Dakota .......................         3                 288,976.41             0.17
Ohio ...............................        64               5,652,831.26             3.36
Oklahoma ...........................        21               1,470,239.03             0.87
Oregon .............................         3                 286,752.21             0.17
Pennsylvania .......................        45               3,607,986.99             2.15
Rhode Island .......................        10               1,499,686.33             0.89
South Carolina .....................        17               1,721,281.49             1.02
South Dakota .......................         3                 245,037.19             0.15
Tennessee ..........................        65               6,653,995.05             3.96
Texas ..............................       238              20,573,079.04            12.24
Utah ...............................         3                 377,518.97             0.22
Vermont ............................         1                 105,000.00             0.06
Virginia ...........................        41               5,829,081.47             3.47
Washington .........................        17               2,302,555.16             1.37
West Virginia ......................         1                  60,770.60             0.04
Wisconsin ..........................        30               2,769,171.35             1.65
Wyoming ............................         3                 229,387.30             0.14
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                      Years of Origination--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Year of Origination                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
1996 ...............................         1            $    124,332.02             0.07%
1997 ...............................         1                 206,468.51             0.12
1998 ...............................         4                 263,671.66             0.16
1999 ...............................         5                 552,759.41             0.33
2000 ...............................         5                 385,844.03             0.23
2001 ...............................       442              38,158,080.17            22.71
2002 ...............................     1,064             128,346,759.86            76.38
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

              Distribution of Original Loan Amounts--Group II Loans

                                                                                      % of Group II
                                                                                        Loans by
                                                                                       Outstanding
                                             Number of        Aggregate Principal       Principal
                                            Loans as of       Balance Outstanding     Balance as of
Original Loan Amount (in Dollars)          Cut-off Date       as of Cut-off Date       Cut-off Date
--------------------------------           ------------       -------------------     -------------
$ 20,000.00 to $ 29,999.99 ...............        38            $    989,763.50             0.59%
$ 30,000.00 to $ 39,999.99 ...............       104               3,653,689.52             2.17
$ 40,000.00 to $ 49,999.99 ...............       175               7,802,826.06             4.64
$ 50,000.00 to $ 59,999.99 ...............        77               4,199,773.02             2.50
$ 60,000.00 to $ 69,999.99 ...............       120               7,731,808.01             4.60
$ 70,000.00 to $ 79,999.99 ...............       115               8,596,100.24             5.12
$ 80,000.00 to $ 89,999.99 ...............        99               8,276,010.49             4.93
$ 90,000.00 to $ 99,999.99 ...............        92               8,697,854.19             5.18
$100,000.00 to $109,999.99 ...............       101              10,538,208.95             6.27
$110,000.00 to $119,999.99 ...............        69               7,874,082.58             4.69
$120,000.00 to $129,999.99 ...............        86              10,637,253.03             6.33
$130,000.00 to $139,999.99 ...............        62               8,295,121.29             4.94
$140,000.00 to $149,999.99 ...............        54               7,774,714.67             4.63
$150,000.00 to $159,999.99 ...............        56               8,626,602.76             5.13
$160,000.00 to $169,999.99 ...............        60               9,802,335.60             5.83
$170,000.00 to $179,999.99 ...............        22               3,826,913.03             2.28
$180,000.00 to $189,999.99 ...............        21               3,873,066.31             2.30
$190,000.00 to $199,999.99 ...............        18               3,482,363.94             2.07
$200,000.00 to $209,999.99 ...............        19               3,878,482.21             2.31
$210,000.00 to $219,999.99 ...............        17               3,624,130.30             2.16
$220,000.00 to $229,999.99 ...............        20               4,466,329.34             2.66
$230,000.00 to $239,999.99 ...............        12               2,829,060.14             1.68
$240,000.00 to $249,999.99 ...............        11               2,696,257.27             1.60
$250,000.00 to $259,999.99 ...............        11               2,811,580.90             1.67
$260,000.00 to $269,999.99 ...............         4               1,066,632.23             0.63
$270,000.00 to $279,999.99 ...............         2                 545,160.67             0.32
$280,000.00 to $289,999.99 ...............         5               1,425,377.94             0.85
$290,000.00 to $299,999.99 ...............         1                 290,821.90             0.17
$300,000.00 to $309,999.99 ...............         6               1,821,064.33             1.08
$310,000.00 to $319,999.99 ...............         5               1,563,917.75             0.93
$320,000.00 to $329,999.99 ...............         2                 641,642.74             0.38
$330,000.00 to $339,999.99 ...............         2                 662,766.77             0.39
$340,000.00 to $349,999.99 ...............         2                 686,723.99             0.41
Greater than or Equal to $350,000,00.00 ..        34              14,349,479.99             8.54
                                               -----            ---------------           ------
Total ....................................     1,522            $168,037,915.66           100.00%
                                               =====            ===============           ======

                       Current Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Range of Loan Rates                  Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 6.01% to  7.00% ...................         5            $    584,986.90             0.35%
 7.01% to  8.00% ...................        88              12,484,173.01             7.43
 8.01% to  9.00% ...................       406              47,708,228.81            28.39
 9.01% to 10.00% ...................       564              61,257,813.24            36.45
10.01% to 11.00% ...................       314              32,810,250.88            19.53
11.01% to 12.00% ...................       102               9,402,535.97             5.60
12.01% to 13.00% ...................        31               2,924,361.30             1.74
13.01% to 14.00% ...................        10                 678,480.92             0.40
14.01% to 15.00% ...................         2                 187,084.63             0.11
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Remaining Months to Maturity--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
Months Remaining to                    Number of        Aggregate Principal       Principal
Scheduled Maturity                    Loans as of       Balance Outstanding     Balance as of
as of Cut-off Date                   Cut-off Date       as of Cut-off Date       Cut-off Date
-------------------                  ------------       -------------------     -------------
 61 to 120 .........................         1            $     49,218.28             0.03%
121 to 180 .........................         7                 709,542.41             0.42
181 to 240 .........................         1                  31,573.46             0.02
241 to 300 .........................         1                 124,332.02             0.07
301 to 360 .........................     1,512             167,123,249.49            99.46
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Combined Loan-to-Value Ratio--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Combined Loan-to-Value Ratio         Cut-off Date       as of Cut-off Date       Cut-off Date
----------------------------         ------------       -------------------     -------------
10.001% to  15.000% ................         1            $     29,987.69             0.02%
15.001% to  20.000% ................         1                  34,792.54             0.02
20.001% to  25.000% ................         3                 164,617.76             0.10
25.001% to  30.000% ................         4                 181,918.81             0.11
30.001% to  35.000% ................         5                 240,847.30             0.14
35.001% to  40.000% ................         8                 377,233.01             0.22
40.001% to  45.000% ................         7                 335,894.01             0.20
45.001% to  50.000% ................        16               1,058,581.47             0.63
50.001% to  55.000% ................        21               1,344,235.09             0.80
55.001% to  60.000% ................        30               2,104,881.78             1.25
60.001% to  65.000% ................        35               3,112,719.40             1.85
65.001% to  70.000% ................        99              11,526,247.45             6.86
70.001% to  75.000% ................       128              13,131,168.45             7.81
75.001% to  80.000% ................       304              28,310,336.46            16.85
80.001% to  85.000% ................       137              15,547,757.97             9.25
85.001% to  90.000% ................       229              26,787,686.59            15.94
90.001% to  95.000% ................       323              39,282,794.99            23.38
95.001% to 100.000% ................       171              24,466,214.89            14.56
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Month of Next Rate Adjustment--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Month of Next Rate Adjustment        Cut-off Date       as of Cut-off Date       Cut-off Date
-----------------------------        ------------       -------------------     -------------
June 2002 ..........................         1            $     49,330.91             0.03%
July 2002 ..........................         2                 299,606.55             0.18
August 2002 ........................         5                 479,879.05             0.29
September 2002 .....................         4                 234,598.86             0.14
October 2002 .......................         4                 294,395.48             0.18
November 2002 ......................         4                 799,386.57             0.48
December 2002 ......................         3                 818,790.68             0.49
March 2003 .........................         1                 301,887.59             0.18
April 2003 .........................       139              11,632,462.91             6.92
May 2003 ...........................        65               2,772,101.85             1.65
June 2003 ..........................         4                 129,421.61             0.08
July 2003 ..........................        46               1,903,409.50             1.13
August 2003 ........................        15                 964,173.00             0.57
September 2003 .....................         4                 784,576.13             0.47
October 2003 .......................        10               1,471,269.84             0.88
November 2003 ......................        34               4,305,970.46             2.56
December 2003 ......................        59               8,422,335.89             5.01
January 2004 .......................        72               8,662,422.64             5.16
February 2004 ......................       107              13,158,702.48             7.83
March 2004 .........................       127              15,032,925.48             8.95
April 2004 .........................       252              29,828,527.22            17.75
May 2004 ...........................       312              37,251,704.08            22.17
June 2004 ..........................       216              25,097,097.79            14.94
July 2004 ..........................        10                 558,318.12             0.33
August 2004 ........................         1                  45,172.38             0.03
November 2004 ......................         4                 396,507.87             0.24
December 2004 ......................         4                 319,668.98             0.19
January 2005 .......................         3                 560,474.69             0.33
February 2005 ......................         4                 285,860.78             0.17
March 2005 .........................         3                 359,124.64             0.21
April 2005 .........................         4                 450,861.63             0.27
May 2005 ...........................         2                 205,950.00             0.12
June 2005 ..........................         1                 161,000.00             0.10
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Distribution of Gross Margin--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Gross Margin                         Cut-off Date       as of Cut-off Date       Cut-off Date
------------                         ------------       -------------------     -------------
Less than  0.751% ..................         4            $    402,793.96             0.24%
0.751% to  1.000% ..................         1                 142,206.68             0.08
2.751% to  3.000% ..................         2                 102,363.59             0.06
3.001% to  3.250% ..................         4                 180,363.24             0.11
3.251% to  3.500% ..................         1                 151,734.38             0.09
3.501% to  3.750% ..................         3                 234,099.36             0.14
3.751% to  4.000% ..................         9                 565,504.35             0.34
4.001% to  4.250% ..................         8                 320,771.93             0.19
4.251% to  4.500% ..................        16               1,056,981.89             0.63
4.501% to  4.750% ..................        21               1,448,152.67             0.86
4.751% to  5.000% ..................        26               3,198,706.07             1.90
5.001% to  5.250% ..................        40               2,601,930.68             1.55
5.251% to  5.500% ..................        47               5,381,919.15             3.20
5.501% to  5.750% ..................        42               3,881,147.89             2.31
5.751% to  6.000% ..................        42               4,012,482.14             2.39
6.001% to  6.250% ..................        33               3,609,489.09             2.15
6.251% to  6.500% ..................        51               5,763,770.83             3.43
6.501% to  6.750% ..................        47               5,354,371.34             3.19
6.751% to  7.000% ..................        67               7,780,552.94             4.63
7.001% to  7.250% ..................        58               5,632,704.49             3.35
7.251% to  7.500% ..................        99              12,469,464.18             7.42
7.501% to  7.750% ..................       115              12,831,377.11             7.64
7.751% to  8.000% ..................       115              12,872,128.53             7.66
8.001% to  8.250% ..................        89               9,610,696.32             5.72
8.251% to  8.500% ..................       120              13,293,079.35             7.91
8.501% to  8.750% ..................       103              12,245,583.11             7.29
8.751% to  9.000% ..................        82              10,203,120.34             6.07
9.001% to  9.250% ..................        62               7,521,937.22             4.48
9.251% to  9.500% ..................        60               6,866,213.30             4.09
9.501% to  9.750% ..................        39               4,543,393.67             2.70
9.751% to 10.000% ..................        38               4,865,186.29             2.90
Greater than or Equal to 10.001% ...        78               8,893,689.57             5.29
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Maximum Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Maximum Loan Rates                   Cut-off Date       as of Cut-off Date       Cut-off Date
------------------                   ------------       -------------------     -------------
 8.001% to  8.250% .................         1            $    179,083.82             0.11%
 8.751% to  9.000% .................         1                 247,030.10             0.15
 9.251% to  9.500% .................         1                  31,573.46             0.02
10.751% to 11.000% .................         1                 126,178.15             0.08
11.251% to 11.500% .................         2                 117,481.20             0.07
11.501% to 11.750% .................         3                 213,073.05             0.13
12.001% to 12.250% .................         1                 152,675.66             0.09
12.251% to 12.500% .................         1                 165,479.26             0.10
12.501% to 12.750% .................         1                  78,770.08             0.05
12.751% to 13.000% .................         4                 378,975.90             0.23
13.001% to 13.250% .................         8               1,184,758.99             0.71
13.251% to 13.500% .................        16               1,787,776.79             1.06
13.501% to 13.750% .................        19               2,595,539.76             1.54
13.751% to 14.000% .................        39               5,606,238.92             3.34
14.001% to 14.250% .................        43               5,024,943.26             2.99
14.251% to 14.500% .................        72               9,315,280.56             5.54
14.501% to 14.750% .................       112              12,930,209.56             7.69
14.751% to 15.000% .................       162              18,019,764.46            10.72
15.001% to 15.250% .................       128              13,665,149.60             8.13
15.251% to 15.500% .................       144              15,543,953.45             9.25
15.501% to 15.750% .................       151              16,984,192.37            10.11
15.751% to 16.000% .................       130              14,059,690.52             8.37
16.001% to 16.250% .................        76               8,183,227.60             4.87
16.251% to 16.500% .................        95              11,201,455.48             6.67
16.501% to 16.750% .................        78               7,765,283.56             4.62
16.751% to 17.000% .................        73               7,178,098.04             4.27
17.001% to 17.250% .................        40               3,737,761.74             2.22
17.251% to 17.500% .................        34               3,410,393.30             2.03
17.501% to 17.750% .................        19               1,651,395.83             0.98
17.751% to 18.000% .................        24               2,945,185.41             1.75
18.001% to 18.250% .................        14               1,018,841.24             0.61
18.251% to 18.500% .................         6                 564,844.56             0.34
18.501% to 18.750% .................         9               1,012,224.50             0.60
18.751% to 19.000% .................         2                  95,819.93             0.06
19.001% to 19.250% .................         2                 101,122.75             0.06
19.251% to 19.500% .................         3                 418,907.36             0.25
19.501% to 19.750% .................         3                 114,509.12             0.07
19.751% to 20.000% .................         2                  43,941.69             0.03
20.001% to 20.250% .................         2                 187,084.63             0.11
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======

                  Minimum Loan Rates--Group II Loans

                                                                                % of Group II
                                                                                  Loans by
                                                                                 Outstanding
                                       Number of        Aggregate Principal       Principal
                                      Loans as of       Balance Outstanding     Balance as of
Minimum Loan Rates                   Cut-off Date       as of Cut-off Date       Cut-off Date
------------------                   ------------       -------------------     -------------
 5.501% to  5.750% .................         1            $    143,920.80             0.09%
 5.751% to  6.000% .................         4                 590,045.97             0.35
 6.001% to  6.250% .................         1                 103,434.00             0.06
 6.251% to  6.500% .................         2                 288,479.26             0.17
 6.501% to  6.750% .................         2                 139,416.34             0.08
 6.751% to  7.000% .................         4                 797,946.56             0.47
 7.001% to  7.250% .................        10               1,438,585.07             0.86
 7.251% to  7.500% .................        24               3,276,051.54             1.95
 7.501% to  7.750% .................        22               3,090,233.71             1.84
 7.751% to  8.000% .................        42               5,944,775.13             3.54
 8.001% to  8.250% .................        45               5,744,471.99             3.42
 8.251% to  8.500% .................        72               8,866,788.21             5.28
 8.501% to  8.750% .................       120              13,751,778.16             8.18
 8.751% to  9.000% .................       166              19,055,149.21            11.34
 9.001% to  9.250% .................       128              13,325,072.96             7.93
 9.251% to  9.500% .................       143              15,153,044.04             9.02
 9.501% to  9.750% .................       149              16,236,677.06             9.66
 9.751% to 10.000% .................       134              14,785,366.16             8.80
10.001% to 10.250% .................        76               8,165,392.72             4.86
10.251% to 10.500% .................        94              10,941,756.10             6.51
10.501% to 10.750% .................        75               7,456,842.26             4.44
10.751% to 11.000% .................        63               5,550,225.59             3.30
11.001% to 11.250% .................        37               3,183,879.90             1.89
11.251% to 11.500% .................        29               2,833,917.04             1.69
11.501% to 11.750% .................        17               1,350,019.07             0.80
11.751% to 12.000% .................        19               2,034,719.96             1.21
12.001% to 12.250% .................        15               1,319,757.01             0.79
12.251% to 12.500% .................         6                 564,844.56             0.34
12.501% to 12.750% .................         8                 943,939.80             0.56
12.751% to 13.000% .................         2                  95,819.93             0.06
13.001% to 13.250% .................         2                 101,122.75             0.06
13.251% to 13.500% .................         3                 418,907.36             0.25
13.501% to 13.750% .................         3                 114,509.12             0.07
13.751% to 14.000% .................         2                  43,941.69             0.03
14.001% to 14.250% .................         2                 187,084.63             0.11
                                         -----            ---------------           ------
Total ..............................     1,522            $168,037,915.66           100.00%
                                         =====            ===============           ======